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                                                                   Exhibit 10(k)




                                                 March 27, 1996



Mr. Frank N. Liguori
2 Talisman Court
Dix Hills, NY  11746

Dear Frank:

     This is to confirm that Olsten Corporation and you have agreed to amend your Employment Agreement with the Company, dated as of March 28, 1994, by deleting from Section 6.1 (a) (i) (y) of the Employment Agreement the phrase ", provided, however, that the amount of such bonus shall not exceed for the purposes of this provision 100% of Employee's annualized base salary in effect on the date of termination,".

     Except as amended hereby, the other terms and conditions of the Employment Agreement remain the same.

                                                 Very truly yours,

                                                 OLSTEN CORPORATION



                                                 By /s/ William P. Costantini
                                                    ---------------------------
                                                      William P. Costantini
                                                      Senior Vice President and
                                                      General Counsel



Agreed to:



/s/ Frank N. Liguori
--------------------
Frank N. Liguori